                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                          The India Growth Fund Inc.
     ---------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                          THE INDIA GROWTH FUND INC.

                  c/o Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                           New York, New York 10019
                                (212) 713-2848

                                                                August   , 1999

Dear Stockholders:

  The Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") will be held on Thursday, September 30, 1999, at 3:00 P.M., New York time, at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. A Notice and Proxy Statement, proxy card and postage prepaid envelope are enclosed.

  The matters on which you, as a stockholder of the Fund, are being asked to vote are: (i) the election of five Class I directors for a term of three years; (ii) ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund and (iii) approval of the change of the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified investment company to a non-diversified investment company, and approval of the elimination of the Fund's corresponding investment restriction regarding diversification.

  The Board of Directors recommends that stockholders vote in favor of proposals (i), (ii) and (iii) above.

  You are cordially invited to attend the meeting. If you do not plan to attend, however, we urge you to complete and return your signed and dated proxy in the envelope provided.

                                          Respectfully,

                                          Mr. P.S. Subramanyam
                                          President & Chairman of the Board

                          THE INDIA GROWTH FUND INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
The India Growth Fund Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") will be held on Thursday, September 30, 1999, at 3:00 P.M., New York time, at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, for the following purposes:

  1. To elect five Class I directors to serve for a term expiring on the date of the annual meeting of stockholders in 2002.

  2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending June 30, 2000.

  3. To approve the change of the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified investment company to a non-diversified investment company, and approve the elimination of the Fund's corresponding investment restriction regarding diversification.

  4. To transact such other business as may properly come before the meeting or adjournments thereof.

  The Board of Directors has fixed the close of business on August 6, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

                                          By order of the Board of Directors,

                                          J.S. Mascarenhas

Dated: August  , 1999

 STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                          THE INDIA GROWTH FUND INC.

                  c/o Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                           New York, New York 10019

                              ------------------

                                PROXY STATEMENT

                              ------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The India Growth Fund Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held on Thursday, September 30, 1999, at 3:00 P.M., New York time, at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments thereof. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

  This Proxy Statement and the form of proxy are being mailed to stockholders
on or about August   , 1999. Any stockholder giving a proxy has the power to
revoke it by mail (addressed to the Fund, c/o PNC Bank, National Association, P.O. Box 9426, Wilmington, Delaware 19809-9938), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, "FOR" each proposal referred to in this Proxy Statement.

  The Board of Directors has fixed the close of business on August 6, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had 9,830,611 outstanding shares of common stock.

  The Fund is furnishing, together with this Proxy Statement, a copy of its annual report for its fiscal year ended June 30, 1999. Mitchell Hutchins Asset Management Inc. is the Fund's administrator. Its business address is 1285 Avenue of the Americas, New York, New York 10019. Unit Trust of India Investment Advisory Services Limited is the Fund's investment adviser. Its business address is Commerce Centre 1, 8th Floor, G.D. Somani Marg, Cuffe Parade, Mumbai, India 400-005.

  Management of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                           (1) ELECTION OF DIRECTORS

  The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Pierre Dinan, Uday Kumar Gujadhur, Thomas L. Hansberger, Narayan Murthy and Antoine W. van Agtmael, constituting the Class I directors, expire at the 1999 Annual Meeting of Stockholders. Mr. Narayan Murthy was elected by the Fund's Board of Directors as a Class I director at a meeting held on January 20, 1999. Messrs. Dinan and Gujadhur were elected by the Fund's Board of Directors as Class I directors by unanimous written consent dated as of February 18, 1999. Mr. Hansberger was elected by the Fund's Board of Directors as a Class I director at a meeting held on July 5, 1999. Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of the five nominees listed below for a term expiring on the date of the Annual Meeting of Stockholders in 2002, or until their successors are elected and qualified:
                                    Class I

                                 Pierre Dinan
                              Uday Kumar Gujadhur
                             Thomas L. Hansberger
                                Narayan Murthy
                            Antoine W. van Agtmael

If any such nominee should be unable to serve due to an event not now anticipated, the proxies will be voted "FOR" such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees and Members of the Board of Directors

  The following table sets forth certain information concerning each of the directors and nominees for director. Each of the nominees is currently a director of the Fund.

                                  Present Office with the
                                      Fund, Principal
                                       Occupations or
                                     Employment During                  Shares
                                    Past Five Years and              Beneficially
                                       Directorships                    Owned
 Name and Address                     in Publicly Held      Director  August 6,   Percent
 of Director (Age)                       Companies           Since     1999(1)    of Class
 -----------------                -----------------------   -------- ------------ --------
 *P.S. Subramanyam (57).......... President and Chairman      1998       None        --
 c/o Unit Trust of India           of the Fund; Chairman,
 13 Sir Vithaldas Thackersey Marg  Unit Trust of India
 New Marine Lines                  ("UTI")
 Mumbai 400-020                    since September 1998;
 India                             Executive Director,
                                   Industrial Development
                                   Bank of India ("IDBI")
                                   from October 1996 to
                                   September 1998; Chief
                                   General Manager, IDBI
                                   from August 1991 to
                                   September 1996.
 Rahul Bajaj (61)................ Chairman and Managing       1988       None        --
 Akurdi                            Director, Bajaj Auto
 Pune 411-035                      Limited, since 1970;
 India                             Chairman, Indian
                                   Airlines, from 1986 to
                                   1989; Director, of
                                   various other Indian
                                   companies.
 Pierre Dinan (62)............... Director, Multiconsult      1999       None        --
 11 Eliacin Francois Street        Limited since 1993;
 Rose Hill                         Partner, De Chazal Du
 Mauritius                         Mee (DCDM), since
                                   1985.
 Uday Kumar Gujadhur (44)........ Director, Multiconsult      1999       None        --
 8E, Lislet Geoffroy Street        Limited since 1994;
 Cunepipe                          Partner, De Chazal Du
 Mauritius                         Mee (DCDM), since
                                   1988.

                             Present Office with the
                                 Fund, Principal
                                  Occupations or
                                Employment During                  Shares
                               Past Five Years and              Beneficially
                                  Directorships                    Owned
 Name and Address                in Publicly Held      Director  August 6,   Percent
 of Director (Age)                  Companies           Since     1999(1)    of Class
 -----------------           -----------------------   -------- ------------ --------
 *Mr. G.P. Gupta (58)....... Chairman, IDBI since        1997       None        --
 IDBI, IDBI Towers            July 1998; President
 Cuffe Parade                 and Chairman of the
 Mumbai 400-005               Board of the Fund from
 India                        1997 to 1998;
                              Chairman, UTI, from
                              January 1997 to June
                              1998; Chairman, Unit
                              Trust of India
                              Investment Advisory
                              Services Limited, from
                              March 1997 to June
                              1998; Executive
                              Director, IDBI from
                              September 1992 to
                              December 1996;
                              Director, Industrial
                              Finance Corporation of
                              India Ltd., since
                              1998; Director, Small
                              Industries Development
                              Bank of India, from
                              May 1995 to January
                              1997; Director, IDBI
                              Bank Ltd., from
                              September 1994 to
                              January 1997;
                              Director, Tata Iron &
                              Steel Co. Ltd., from
                              August 1994 to January
                              1997; Director, IDBI
                              Investment Co. Ltd.,
                              from December 1991 to
                              December 1996;
                              Director, Industrial
                              Credit Investment
                              Corporation of India;
                              Council Member, Indian
                              Institute of Bankers.
 Thomas L. Hansberger (66).. Chairman, Chief             1999       None        --
 Hansberger Global Investors  Executive Officer,
 515 East Las Olas Blvd.      President, Director
 Suite 1300                   and Treasurer,
 Fort Lauderdale, FL 33301    Hansberger Global
 USA                          Investors Inc. since
                              1994; Director,
                              Hansberger Global Fund
                              PLC since 1994;
                              Director, Hansberger
                              Global Investors Ltd.,
                              since 1994; Director,
                              Hansberger Global
                              Investors (HK) Limited
                              since 1996; Director,
                              VK AC Holdings from
                              1994-1996; Director,
                              Van Kampen American
                              Capital, Inc. from
                              1994-1996; Director,
                              Franklin Resources,
                              Inc. from 1992-1993;
                              Chairman, President
                              and Chief Executive
                              Officer, Templeton
                              Worldwide, Inc., the
                              parent holding company
                              of the Templeton group
                              of companies from
                              1992-1993; Director,
                              The DAIS Group, Inc.
                              from 1990-1993;
                              Director, Structured
                              Asset Management, Inc.
                              from 1990-1993.

                                 Present Office with the
                                     Fund, Principal
                                     Occupations or
                                    Employment During                  Shares
                                   Past Five Years and              Beneficially
                                      Directorships                    Owned
 Name and Address                   in Publicly Held       Director  August 6,   Percent
 of Director (Age)                      Companies           Since     1999(1)    of Class
 -----------------              ------------------------   -------- ------------ --------
 Narayan Murthy (53)........... Chairman and Chief           1999       None        --
 c/o Infosys Technology Limited  Executive Officer of
 Itosur Road                     Infosys Technology
 3rd Cross, Electronic City      Limited, since July
 Bangalore 561-229               1981; Director,
 India                           Industrial Credit
                                 Investment Corporation
                                 of India, since August
                                 1998; Director of
                                 Videsh Sanchar Nigam
                                 Limited, since December
                                 1998.
 A.C. Muthiah (58)............. Vice Chairman and            1988       None        --
 97 Mount Road                   President, Southern
 Guindy Madras                   Petrochemical
 600-032                         Industries Corporation
 India                           Limited, since January
                                 1983; Director of
                                 various other Indian
                                 companies.
 Peter J. Pearson (53)......... Partner, The Berwick         1988       None        --
 51 Lincoln's Inn Fields         Group, since December
 London WG2A 3LZ                 1993; Chairman,
 United Kingdom                  Bockhampton
                                 Investments, since
                                 January 1992; Managing
                                 Director, Enskilda
                                 Asset Management, from
                                 March 1990 to May 1993;
                                 Chief Executive, NM
                                 Rothschild Asset
                                 Management Ltd., from
                                 1988 to 1990; Managing
                                 Director, Fidelity
                                 International
                                 Investment Management
                                 (Hong Kong) Limited,
                                 from 1981 to 1988.
 *Christopher Reeves (63)...... Deputy Chairman, Merrill     1991       None        --
 Ropemaker Place                 Lynch International,
 25 Ropemaker Street             since February 1998;
 London EC2Y 9LY                 Chairman, Merrill Lynch
 United Kingdom                  Europe PLC, since
                                 September 1993;
                                 Chairman, Merrill Lynch
                                 International, since
                                 September 1993; Vice
                                 Chairman, Merrill Lynch
                                 International Limited,
                                 from March 1989 to
                                 September 1993; Senior
                                 Advisor to the
                                 President of Merrill
                                 Lynch Capital Markets,
                                 from 1988 to 1989;
                                 Director, DSP Merrill
                                 Lynch International,
                                 since March 1995.

                              Present Office with the
                                  Fund, Principal
                                   Occupations or
                                 Employment During                  Shares
                                Past Five Years and              Beneficially
                                   Directorships                    Owned
 Name and Address                 in Publicly Held      Director  August 6,   Percent
 of Director (Age)                   Companies           Since     1999(1)    of Class
 -----------------            -----------------------   -------- ------------ --------
 Antoine W. van Agtmael (54). President and Chief         1988       None        --
 1001 Nineteenth Street, N.W.  Investment Officer,
 16th Floor                    Emerging Markets
 Arlington, VA 22209-1722      Investors Corporation
 USA                           and Emerging Markets
                               Management, LLC, since
                               1987; Vice President
                               and Managing Director,
                               Strategic Investment
                               Partners, Inc.,
                               Strategic Investment
                               Management and
                               Strategic Investment
                               Management
                               International, since
                               1987; Deputy Director,
                               International Finance
                               Corporation, from 1986
                               to 1987; Division
                               Chief, World Bank,
                               from 1984 to 1985;
                               Investment Officer,
                               International Finance
                               Corporation, from 1979
                               to 1984.

--------
 * Directors considered to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser, Unit Trust of India Investment Advisory Services Limited (the "Adviser"). Mr. P.S. Subramanyam is deemed to be an interested person because of his affiliation with UTI. Mr. G.P. Gupta is deemed to be an interested person because of his affiliation with IDBI, which owns 50% of the outstanding equity of UTI. Mr. Christopher Reeves is deemed to be an interested person because of his affiliation with Merrill Lynch Europe PLC, which is affiliated with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a broker-dealer registered under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), which has acted as an underwriter for the Fund's shares.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors.

  The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Mr. Rahul Bajaj and Mr. P.S. Subramanyam. The Executive Committee did not meet during the fiscal year ended June 30, 1999.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Bajaj, Muthiah, Pearson and van Agtmael. The Audit Committee met four times during the fiscal year ended June 30, 1999.

  The Board of Directors of the Fund met four times during the fiscal year ended June 30, 1999. Messrs. Gupta, Muthiah, Pearson, Subramanyam and van Agtmael attended fewer than 75% of the total number of Board meetings and meetings of committees on which they serve.

Executive Officers of the Fund

  Mr. P.S. Subramanyam (age 57), has been President and Chairman of the Board of Directors of the Fund since October 9, 1998 (see information provided above).

  Mr. J.S. Mascarenhas (age 48), was elected Secretary and Treasurer of the Fund by the Board of Directors by unanimous written consent dated as of
       , 1999. He was also appointed Chief Executive Officer of the Adviser of the Fund in July 1999. Prior to his promotion to Chief Executive Officer of the Adviser, he served in a number of other positions with UTI over the course of almost thirty years. From January 1995 to July 1999, he was General Manager and Executive Assistant to the Chairman of UTI, from June 1994 to December 1994, he was General Manager of the Department of Accounts and Investment Accounts, and from May 1989 to May 1994, he was in charge of one of UTI's largest branch offices in Ahmedabad.

  Mr. Mascarenhas replaced Dr. S.S. Nayak as Secretary and Treasurer of the Fund. Dr. Nayak served as Secretary and Treasurer of the Fund since January 1995. Dr. Nayak resigned as Secretary and Treasurer of the Fund effective as of July 28, 1999 due to his promotion to Chief General Manager of UTI.

  Mr. P.S. Subramanyam and Mr. J.S. Mascarenhas are considered to be "interested persons" of the Fund and the Adviser as defined in the 1940 Act.

Transactions with and Remuneration of Officers and Directors

  The Adviser bears all salaries and expenses of the Fund's officers and directors who are directors, trustees, officers or employees of the Adviser or UTI, except that the Fund bears travel expenses or an appropriate fraction thereof of such officers and directors of the Fund to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. All executive officers of the Fund are affiliated with UTI or the Adviser. The aggregate direct remuneration for directors not affiliated with UTI or the Adviser was approximately $41,000 during the fiscal year ended June 30, 1999. Each such unaffiliated director currently receives fees, paid by the Fund, of $500 per directors' meeting and committee meeting attended and an annual director's fee of $5,000.

  UTI, which pays the compensation and certain expenses of the officers of UTI who serve as directors and officers of the Fund, receives a fee for administration of the trust fund arrangement under which the Fund's assets are held in India, including accounting and portfolio valuation services.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended June 30, 1999. The Adviser and its affiliates do not advise any other U.S. registered investment companies and therefore the Fund is not considered part of a Fund complex.

                                                          Aggregate Compensation
   Name of Director                                          from the Fund(1)
   ----------------                                       ----------------------
   Mr. P.S. Subramanyam(2)...............................             $0
   Rahul Bajaj...........................................         $8,000
   Pierre Dinan(3).......................................             $0
   Uday Kumar Gujadhur(3)................................             $0
   G.P. Gupta(2).........................................             $0
   Thomas L. Hansberger(4)...............................             $0
   S.H. Khan(5)..........................................             $0
   Glen Moreno(6)........................................         $7,500
   Narayan Murthy........................................         $3,500
   A.C. Muthiah..........................................         $7,000
   Peter J. Pearson......................................         $7,500
   Christopher Reeves(2).................................             $0
   Antoine W. van Agtmael................................         $7,500

--------
(1) Includes all compensation paid to directors by the Fund. The Fund's directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
(2) Mr. P.S. Subramanyam, who is affiliated with UTI, Mr. G.P. Gupta, who is affiliated with the Adviser and Mr. Christopher Reeves, who is affiliated with a broker-dealer registered under the Exchange Act, are "interested persons" of the Fund and, therefore, did not receive any compensation from the Fund for their service as directors.
(3) Messrs. Dinan and Gujadhur waived their fees for serving as directors at a meeting of the Board of Directors held on April 23, 1999.
(4) Mr. Hansberger was elected as a Class I director at a meeting held on July 5, 1999, thus he did not receive any fees for the fiscal year ended June 30, 1999.
(5) Mr. Khan resigned as a director of the Fund effective September 22, 1998.
(6) Mr. Moreno resigned as a director of the Fund effective July 5, 1999.

  Section 16(a) of the Exchange Act requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors complied with all applicable filing requirements for the fiscal year ended June 30, 1999, except that, inadvertently, such reports were not filed on a timely basis for Messrs. Dinan, Gujadhur, Murthy and Subramanyam.

  The election of the nominees as directors requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. The presence in person or by proxy of the holders of record of a majority of the shares of the common stock of the Fund issued and outstanding and entitled to vote at the meeting shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the meeting, but will not be counted as votes cast at the meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FIVE NOMINEES AS DIRECTORS.

           (2) RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  At a meeting held on July 5, 1999, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2000. PricewaterhouseCoopers LLP has served as independent accountants for the Fund for prior fiscal years. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

  The Fund's financial statements for the fiscal year ended June 30, 1999, were audited by PricewaterhouseCoopers LLP.

  The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the meeting, but will not be counted as votes cast at the meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

          (3) APPROVAL OF THE CHANGE OF THE FUND'S SUB-CLASSIFICATION UNDER THE 1940 ACT AND ELIMINATION OF THE FUND'S
               INVESTMENT RESTRICTION REGARDING DIVERSIFICATION

  Under Section 5(b) of the 1940 Act, the Fund is currently sub-classified as a "diversified company." In connection with this sub-classification, the Fund is currently subject to an investment restriction which reads as follows:

  "The Fund may not:

    (4) Purchase any security (other than obligations of the United States Government or any agency or instrumentality thereof) if, as a result: (i) as to 75% of the Fund's total assets, more than 5% of such assets (calculated at current market value) would be invested in securities of a single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer."

  The Board of Directors has approved, and recommends that the stockholders also approve, a change in the Fund's sub-classification under Section 5(b) from "diversified" to "non-diversified," and the elimination of the investment restriction quoted above. The Fund, however, intends to continue to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the market value of the Fund's assets are represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

  The Adviser believes that the requirements under the 1940 Act for diversified funds may, at times, hinder the Fund's ability to invest in attractive, suitable securities, particularly given the Fund's size and investment focus in India. The Adviser believes the change to a non-diversified investment company would give the Fund the additional flexibility necessary to invest its assets effectively in India. Accordingly, the Adviser recommends that stockholders of the Fund vote to change the Fund from a diversified to a non-diversified fund.

  Although the Fund would remain subject to the diversification standards imposed by the Code, a change in the Fund's classification to a non-diversified investment company would permit the Fund to concentrate its investments in fewer issuers than is presently the case. While greater concentration may prove beneficial when the companies in which the Fund invests outperform the market, greater concentration in fewer issuers will also magnify negative performance by portfolio companies. Furthermore, since the Fund would be able to invest a relatively higher percentage of its assets in the obligations of a limited number of issuers, it may be more susceptible to any single economic, political, or regulatory occurrence than it currently is as a diversified fund. In general, the Fund's net asset value and related market price may become more volatile.

  The Fund's Board of Directors believes that the Fund's investment performance could benefit in comparison to its benchmark indexes if the Fund changed its sub-classification under the 1940 Act. To this end, the Board of Directors and the Adviser recommend that the Fund's stockholders approve changing the Fund's sub-classification under the 1940 Act from a diversified investment company to a non-diversified investment company.

  Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, as used in this Proxy Statement and as defined in the 1940 Act, means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or, (ii) 67% or more of the shares of the Fund present at the Meeting if holders of more than 50% of the outstanding shares are present in person or by proxy at the Meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

Security Ownership of Certain Beneficial Owners

  Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of August 6, 1999. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

                        Name and Address          Amount and Nature of   Percent
 Title or Class        of Beneficial Owner        Beneficial Ownership   of Class
 --------------   ----------------------------  ------------------------ --------
 Common Stock...  City of London Investment     Has sole power to vote     8.96%
                  Group PLC                     and dispose of 881,000
                  10 Eastcheap                  shares
                  London, EC3M ILX
                  England
 Common Stock...  City of London Investment     Has sole power to vote     7.75%
                  Management Company Ltd.       and dispose of 762,130
                  10 Eastcheap                  shares
                  London, EC3M ILX
                  England
 Common Stock...  United Nations Joint          Has shared power to vote    7.6%
                  Staff Pension Fund            and dispose of 677,334
                  United Nations                shares with its
                  New York, NY 10017            investment adviser,
                                                Fiduciary Trust Company
                                                International
 Common Stock...  John G. Pearson, M.D.         Has sole power to vote     5.07%
                  Riverdale Drive               and dispose of 458,500
                  Murfressboro, TN 37129        shares and shares power
                                                to vote and dispose of
                                                40,000 shares with
                                                partners in Nashville
                                                Nephrology Associates.

Miscellaneous

  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at $7,500, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by September 30, 1999, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

  Any proposal by a stockholder of the Fund intended to be presented at the 2000 meeting of stockholders of the Fund must be received by the Fund, c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, 32nd
Floor, New York, New York 10019, not later than     , 2000.

                                          By order of the Board of Directors,

                                          J.S. Mascarenhas
                                          Secretary

1285 Avenue of the Americas
New York, New York 10019
August   , 1999

                          THE INDIA GROWTH FUND INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               Annual Meeting of Stockholders -- September 30, 1999

The undersigned hereby appoints Mr. P.S. Subramanyam, Mr. J.S. Mascarenhas and Laurence E. Cranch, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of The India Growth Fund Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The India Growth Fund Inc. to be held on September 30, 1999 at 3:00 P.M., New York time, at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments thereof.

Unless otherwise specified in the squares and/or on the line provided, the undersigned's vote will be cast FOR items (1), (2) and (3).

1. The Election of Directors:   [_] FOR all the nominees listed below
                                    (except as marked to the contrary below)

                                [_] WITHHOLD AUTHORITY
                                    (to vote for all nominees listed below)


NOMINEES: Pierre Dinan, Uday Kumar Gujadhur, Thomas L. Hansberger, Narayan
          Murthy and Antoine W. van Agtmael as Class I directors

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------------

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent certified public accountants of the Fund for its fiscal year ending June 30, 2000.

                [_] FOR         [_] AGAINST       [_] ABSTAIN


3. Approval of the change of the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified investment company to a non-diversified investment company, and approval of the elimination of the Fund's corresponding investment restriction regarding diversification.

                [_] FOR         [_] AGAINST       [_] ABSTAIN

                                                  Continued and to be signed on
                                                  reverse side.

                                        Please sign exactly as your name or
                                        names appear at left. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title as such.



                                        ----------------------------------------
                                                (Signature of Stockholder)



                                        ----------------------------------------
                                            (Signature of joint owner, if any)


                                        Dated                           , 1999
                                             ---------------------------

         PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.

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